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                                                                   EXHIBIT 10.12

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Mitsubishi Motors Australia Limited
1284 South Road
CLOVELLY PARK SA 5042
AUSTRALIA

    We consent to the incorporation by reference in the registration statement on Form F-3 (No. 333-13160) of DaimlerChrysler North America Holding Corporation and the registration statements of Form S-8 (Nos. 333-5074, 333-7082, 333-8998, 333-86934 and 333-86936) of DaimlerChrysler AG of our report dated 1 May 2002, with respect to the consolidated statement of financial position of Mitsubishi Motors Australia Limited as of 31 December 2001, and the related consolidated statements of financial performance and cash flows for the year then ended, which report appears in the 31 December 2001 annual report on Form 20-F/A of DaimlerChrysler AG.

                                                          PricewaterhouseCoopers

                                                                        Adelaide

25 September 2002